UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026

KiNRG, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1213 Culbreth Drive, Suite 103

Wilmington, North Carolina 28405

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910) 509-7183

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act or Rule 12b-2 under the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark whether the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

KiNRG, Inc. (the “Company”) is filing this Amendment No. 3 on Form 8-K/A (this “Amendment No. 3”) to amend its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 9, 2026 (the “Amendment No. 2”), which amended its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 21, 2026 (the “Amendment No. 1”), which amended the Company’s Current Report on Form 8-K filed on April 2, 2026 (the “Original Report”).

The sole purpose of this Amendment No. 3 is to amend the description of Exhibit 99.1 previously filed with Amendment No. 2 and replace Exhibit 99.2 previously filed with Amendment No. 2 with the correct Exhibit 99.2. Except as set forth herein, this Amendment No. 3 does not amend, modify or update any other disclosure contained in the Original Report, Amendment No. 1 or Amendment No. 2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Financial Statements of Trinity Group Construction, Inc. as of and for the years ended December 31, 2025 and 2024 (incorporated by reference to Exhibit 99.1 to Form 8-K/A filed with the SEC on June 9, 2026)
99.2	Unaudited Pro Forma Condensed Combined Financial Information of KiNRG, Inc. and Trinity Group Construction, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, KiNRG, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiNRG, Inc.

By:	/s/ Ronald W. Pickett
Name:	Ronald W. Pickett
Its:	Chief Executive Officer

Date: June 11, 2026

3